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                                                                 Exhibit 11

                               NOVADEL PHARMA INC.

                         EARNINGS PER SHARE COMPUTATION

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)
                                                       SIX MONTHS ENDED
                                                       JANUARY 31, 2003
                                                   -------------------------

                                                         BASIC
                                                   -------------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                              14,526,172
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                            -
                                                   -------------------------
     TOTAL                                                       14,526,172

NET INCOME (LOSS)                                                   (3,483)
                                                   -------------------------

EARNINGS PER SHARE                                                    (.24)
                                                   -------------------------

                                                       SIX MONTHS ENDED
                                                       JANUARY 31, 2002
                                                   -------------------------

                                                         BASIC
                                                   -------------------------
WEIGHTED AVERAGE SHARES OUTSTANDING                               8,833,596
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                           --
                                                   -------------------------
     TOTAL                                                        8,833,596

NET INCOME (LOSS)                                                     (547)
                                                   -------------------------

EARNINGS PER SHARE                                                    (.06)
                                                   -------------------------



(1) NO POTENTIAL SHARES FROM STOCK PERFORMANCE PLANS HAVE BEEN PRESENTED, AS THEIR EFFECT WOULD BE ANTI-DILUTIVE


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